SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2002

SOUTHERN ENERGY HOMES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-21204	63-1083246
(State of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

144 Corporate Way, P. O. Box 390
Addison, Alabama 35540
(Address of principal executive offices)

(256) 747-8589
(Registrant’s telephone number)

SIGNATURE
NEWS RELEASE

Item 5.       Other Events.

     On October 17, 2002, Southern Energy Homes, Inc. issued a news release announcing the results of the Company’s operations for the quarter ended September 27, 2002

     A copy of the news release issued by the Company on October 17, 2002 is included as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits: The following exhibits are filed herewith:

               Exhibit  99.1      News Release issued by Southern Energy Homes, Inc., dated October 17, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2002	By:	/s/ KEITH O. HOLDBROOKS

Keith O. Holdbrooks
Chief Executive Officer